GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Small/Mid Cap Growth Fund

(the “Fund”)

Supplement dated February 25, 2019 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated December 28, 2018, as supplemented to date

Effective immediately, Daniel Zimmerman will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Steven M. Barry will serve as a portfolio manager for the Fund. Mr. Barry previously served as a portfolio manager for the Fund from 2005 to 2018. Jessica Katz will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Zimmerman in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2005; and Jessica Katz, Vice President, has managed the Fund since 2019.

The following row replaces the first row of the table in the “Fundamental Equity U.S. Equity Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Steven M. Barry Managing Director Chief Investment Officer, Fundamental Equity U.S. Equity	Portfolio Manager— Growth Opportunities Small/Mid Cap Growth Technology Opportunities	Since 1999 2005 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity U.S. Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

EQG23CONFIDSTK 02-19